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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 3 to Registration Statement No. 333-76927 of Robotic Vision Systems, Inc. of our report dated January 18, 1999, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                                 /s/ DELOITTE & TOUCHE LLP
                                              ----------------------------------
                                                    Deloitte & Touche LLP

Boston, Massachusetts

July 27, 1999